Exhibit 99.1

March 2010 Investor Presentation

1 Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations or beliefs, as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A "Risk Factors" of our most recent Form 10-K and any updates thereto in our Forms 10-Q. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes the non-GAAP financial measure of EBITDA. EBITDA, a performance measure used by management, is defined as income (loss) from continuing operations plus: (1) interest expense (net of interest income), (2) income tax provision, (3) depreciation and depletion, (4) amortization, and (5) accretion. EBITDA is not defined under generally accepted accounting principles in the U.S., or GAAP, and does not purport to be an alternative to net income or other GAAP financial measures as a measure of operating performance. Because not all companies use identical calculations, our presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Our presentation of EBITDA may be different than EBITDA as defined in our debt financing agreements. We believe that EBITDA is useful to investors and other external users of our consolidated financial statements as an additional tool to evaluate and compare our operating performance, because EBITDA is widely used by investors to measure a company’s operating performance without regard to items such as interest expense, taxes, depreciation and depletion, amortization and accretion, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired. However, using EBITDA as a performance measure has material limitations as compared to net income, or other financial measures as defined under GAAP, as it excludes certain recurring items which may be meaningful to investors. EBITDA is also used as a performance measure in our compensation program for our executives. A quantitative reconciliation of EBITDA to income from continuing operations is found in the tables accompanying this presentation.

2 Overview Background Cloud Peak Energy Inc. – IPO November 2009 Rio Tinto Energy America formed through acquisitions 1993 – 1998 2008 Rio Tinto decided to divest to reduce Alcan purchase debt 2008 Colowyo mine retained by Rio Tinto, 2009 Jacobs Ranch Mine sold to Arch Coal Who we are today Traded on NYSE – ticker symbol “CLD” Headquartered in Gillette, WY Producers of low-sulfur, high-quality, sub-bituminous coal Only pure-play, Powder River Basin (PRB) coal company Operating 3 surface mines

3 Cloud Peak Energy Highlights Market outlook Demand for coal strengthening Growth opportunity Strong Powder River Basin (“PRB”) market dynamics, pricing upside, production growth and lease acquisition opportunities Pure-play Powder River Basin Third-largest U.S. coal producer, operating three large surface mines in the U.S. coal basin with the greatest growth potential Sound fundamentals Strong 2009 performance, solid balance sheet, and proportionally low long-term operational liabilities

4 Market outlook Growth opportunity Pure-play Powder River Basin Third-largest U.S. coal producer Three large surface mines Operating in the U.S. coal basin with the greatest growth potential Cloud Peak Energy Highlights Sound fundamentals

Mines Have Favorable Rail Access 0 100 mi Legend Spring Creek Mine 2009 Production 17.7m tons 2009 Proven & Probable Reserves 300m tons Reserve Coal Quality 9.350 BTU/lb Antelope Mine 2009 Production 34.0m tons 2009 Proven & Probable Reserves 292m tons Reserve Coal Quality 8,850 BTU/lb Cordero Rojo Mine 2009 Production 39.3m tons 2009 Proven & Probable Reserves 410m tons Reserve Coal Quality 8,400 BTU/lb Decker Mine (50% non-operating interest) 2009 Production 2.3m tons 2009 Proven & Probable Reserves 1.2m tons Reserve Coal Quality 9,400 BTU/lb 5

6 Top 25 Coal Producing Companies - 2009 Preliminary Incident Rates (MSHA) CONFIDENTIAL Source: MSHA. Note: Total Incident Rate = (total number of employee incidents x 200,000) / total man-hours. (1) Cloud Peak Energy has combined Kiewit and Level III Communications data as reported by MSHA. Strong Safety Record Indicates Well Run Operations 0.66 0.67 1.01 1.32 1.37 1.45 1.53 2.30 2.55 2.83 3.16 3.20 3.74 3.80 4.07 4.08 4.20 4.86 4.94 6.12 6.73 6.85 8.03 9.34 Cloud Peak Energy Peter Kiewit Sons' Inc NACCO Westmorland Coal Colowyo Coal Company Arch Coal Energy Future Peabody Energy Consol Energy Inc James River Coal Charles C Ungurean BHP Billiton Chevron Alpha Natural Patriot Coal International Coal Group Inc Massey Energy Corporation Kenneth W Woodring Black Hills Corp Coalfield Transport Inc Walter Energy Incorporated Robert E Murray Alliance Resource Partners Richard Gilliam et al

7 Growth opportunity Cloud Peak Energy Highlights Strong market opportunity Demand for coal strengthening Pure-play Powder River Basin Sound fundamentals

8 External Environment Improving Electricity demand recovering EIA is forecasting electric generation will grow by 2% for 2010 Cooler weather across much of the US to start the year (through mid-March electrical demand up over 3% compared to 2009) Coal production Estimated coal production for 2009 down approximately 95 m/tons U.S. coal production for 2010 has started slowly, EIA projecting production to decline in 2010 by approximately 7% - we believe most of this will occur in the East International coal demand recovering Exports in January up almost 17% compared to January 2009 Estimated 2010 exports between 65 and 70 million tons – an increase of 10% - 18% compared to 2009 Stockpiles are declining Estimated stockpiles at 175 million tons at the end of February, which was the largest drawdown on record for the month of January Sources: EEI – Edison Energy Institute EIA – Energy Information Administration PIRA – PIRA Energy Group Internal company estimates

9 Market outlook Growth opportunity Strong PRB market dynamics Pricing upside Production growth opportunities Coal lease acquisitions opportunities Cloud Peak Energy Highlights Pure-play Powder River Basin Sound fundamentals

10 Increasing Long-Term International Demand Supports Powder River Basin Pricing Australia Japan China Europe USA South America South Africa Asia Source: Cloud Peak Energy Management. Increasing Trend Decreasing Trend PRB Impact

Source: Ventyx, Velocity Suite Economic Reach of PRB Coal is Growing Consumption of PRB Coal 11

12 Future U.S. Coal Demand Met by Powder River Basin Low-cost coal supply Surface mining Less restrictive permitting process Low sulfur content Surplus rail capacity

13 Production Growth Opportunity 91 million ton 2010E production Disciplined production increases, if market conditions are favorable 8 million tons additional capacity by 2013 with minimal capital expenditure to satisfy: Incremental domestic demand Incremental demand from export markets Production increase may be accelerated if supported by market conditions Incremental production capacity with minimal capital expenditure 2010E Production Growth Capacity Antelope, Cordero Rojo and Spring Creek mines (tons in millions) Potential by 2013E Source: Cloud Peak Energy Management. 91 91 8

Strong Contracted Position with Upside Potential Contracted Coal - Total Committed Tons(1) 2010 Contracted Position 2011 Contracted Position $12.80 $12.52 $13.68 $13.27 Weighted average sold-to price for fixed-price committed tons ($/ton) (1) Excludes contracted coal sales from Decker. (tons in millions) 14 80 85 41 49 13 6 15 10 90 54 64 91 @ 9/30/09 @3/12/10 @ 9/30/09 @3/12/10 Committed tons with fixed prices Committed tons with variable pricing

Powder River Basin Forward Coal Prices U.S. PRB Coal Price Source: ICAP. 15 $8.70 $8.95 $11.30 $12.95 $9.05 $12.32 $12.85 $15.10 $14.50 $13.76 $13.15 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 Q2 10 Q3 10 Q4 10 CY 11 CY 12 CY 13 8800 Btu at 10/30/09 8800 Btu at 03/17/10

16 Cloud Peak Energy Lease Acquisition Strategy Source: Cloud Peak Energy management. Note: Acquired tonnage is not classified as reserve until verified with sufficient technical and economic analysis. Maps not to scale. Tonnage applied for in million tons (1) Allows access to additional 81 million tons of non-coal reserve deposits controlled by Antelope. (2) Estimated tonnage for Maysdorf II as applied for. Final tract delineation pending BLM review. Antelope Mine Cordero Rojo Mine Spring Creek Mine Mine Pending LBA Expected Bid Date Projected Tonnage Applied For Antelope West Antelope II 2011 380 (1) Cordero Rojo Maysdorf II 2012 – 2013 434 (2) Spring Creek Lease By Modification 2010 35

17 Market outlook Cloud Peak Energy Highlights Sound fundamentals Solid balance sheet Well-positioned liquidity Proportionally low long-term operational liabilities Pure-play Powder River Basin Growth opportunity

18 EBITDA & Margin excluding HL&P (1) (2) Strong Historical Financial Performance Production from three operated mines Gross Revenues EBITDA & Margin (1) (millions of tons) ($ in millions) ($ in millions) ($ in millions) Source: Cloud Peak Energy Management. Notes: Includes production from Antelope, Cordero Rojo, Spring Creek and 50% of Decker. All historical numbers, which exclude the Jacobs Ranch mine, are unaudited estimates. EBITDA is defined above. Reconciliation tables are included at the end of these presentation slides. (2) Excludes contribution from the broker sales contract with Houston Light & Power (“HL&P”) that will expire in early 2010. 32% CAGR 16% CAGR (1) $784 $943 $1,398 $1,053 $1,240 2005 2006 2007 2008 2009 $173 $192 $232 $279 $396 22.1% 20.3% 22.1% 28.3% 22.5% 2005 2006 2007 2008 2009 80.8 88.2 90.7 93.8 91.0 2005 2006 2007 2008 2009 $106 $119 $160 $207 $321 16.0% 14.7% 17.1% 25.5% 18.8% 2005 2006 2007 2008 2009

19 2009 Financial Highlights Revenue of $1.4 billion compared to $1.2 billion for 2008 14 percent increase in average price per ton of coal produced from 3 mines Operating income from continuing operations of $182 million, an increase from $88 million for 2008 Costs controls and lower diesel costs EBITDA of $396 million compared to $279 million in 2008 Forward sales strategy resulted in record year in challenging external environment 91.0 million tons of coal produced from the three operated mines 1.6 million tons exported out of Westshore port to Asian markets Well-positioned liquidity Cash and cash equivalents of $268 million as of December 31, 2009 Proportionally low long-term operational liabilities and nearly $620 million in total liquidity at year-end 2009

Well-Positioned Liquidity ($ in millions) Unrestricted Cash $268 Revolver, net of Letters of Credit $348 Total Available Liquidity $616 $400M Revolver $0 Senior Notes due 2017 $300 Senior Notes due 2019 $300 Total Borrowed Debt $600 Total Borrowed Debt / EBITDA 1.9x Total Net Borrowed Debt / EBITDA 0.8x (1) Excludes contribution from the broker sales contract with Houston Light & Power (“HL&P”) that will expire in early 2010. (2) Net borrowed debt includes $80 million of restricted cash which can be replaced by letters of credit for surety bonds. $400M Revolver (un drawn) $300M Notes due Dec. 15, 2017 $300M Notes due Dec. 15, 2019 Debt Maturity Schedule (as of December 31, 2009) Liquidity and Obligations (as of December 31, 2009) 2009 EBITDA: $321M (1) 20 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

21 Cloud Peak Energy Highlights Market Outlook Demand for coal strengthening Growth Opportunity Strong Powder River Basin (“PRB”) market dynamics, pricing upside, production growth and lease acquisition opportunities Pure-play Powder River Basin Third-largest U.S. coal producer, operating three large surface mines in the U.S. coal basin with the greatest growth potential Sound fundamentals Strong 2009 performance, solid balance sheet and proportionally low long-term operational liabilities

Appendices 22

23 Guidance – 2010 Financial & Operation Estimates with 2009 Actuals n/m 16% - 20% Effective tax rate (2) $93 $64 Committed LBA payments ($ million) n/m $55 - $65 Interest expense ($ million) $70 $55 - $80 Selling, general & administrative expenses ($ million) $139 $115 – $135 Depreciation, depletion and amortization ($ million) $10 – $20 Other operating income ($ million) $7.95 $8.80 - $9.40 Average cost of produced coal (per ton) (1) $95 $80 - $90 Capital expenditures - excluding committed LBA payments ($ million) $11.85 $12.52 Weighted-average sold-to price for committed tons with fixed prices (per ton) 94% Committed tons of estimated production with fixed prices (as of 3/16/10) 91.0 88 - 93 Coal production from Cloud Peak’s three operating mines (million tons) 103.3 92 - 97 Total coal sales (million tons) 2009 (actual) 2010 (estimated) (1) Represents average Cost of Product Sold for produced coal for our three operated mines. The company has not entered any diesel fuel hedging transactions for 2010 and is currently reviewing possible hedging strategies. (2) The company’s effective income tax rate is expected to be lower than the federal statutory rate of 35 percent primarily because Cloud Peak Energy Inc., the publicly traded parent company, provides for tax only on its controlling 51.7 percent share of income from Cloud Peak Energy Resources LLC.

24 Statement of Operations Data (dollars in thousands, except per share amounts) $ 0.67 $ 0.63 $ 0.54 $ 1.05 $ 6.49 Net income $ — $ (0.05) $ (0.36) $ (0.42) $ 3.52 Income (loss) from discontinued operations $ 0.67 $ 0.68 $ 0.90 $ 1.47 $ 2.97 Income from continuing operations Earnings per share attributed to controlling interest – diluted $ 0.67 $ 0.63 $ 0.54 $ 1.05 $ 6.74 Net income $ — $ (0.05) $ (0.36) $ (0.42) $ 3.73 Income (loss) from discontinued operations(4) $ 0.67 $ 0.68 $ 0.90 $ 1.47 $ 3.01 Income from continuing operations Earnings per share – basic 40,331 37,938 32,307 63,125 381,701 Net income 336 (2,599) (21,482) (25,215) 211,078 Income (loss) from discontinued operations 39,995 40,537 53,789 88,340 170,623 Income from continuing operations Amounts attributable to controlling interest: 40,331 37,938 32,307 63,125 393,550 Net income 336 (2,599) (21,482) (25,215) 211,078 Income (loss) from discontinued operations 39,995 40,537 53,789 88,340 182,472 Income from continuing operations 77,294 88,868 102,731 124,936 255,003 Operating income $ 783,929 $ 942,841 $1,053,168 $1,239,711 $1,398,200 Revenues 2005 2006 2007 2008 2009 Year Ended December 31,

25 Balance Sheet Data (dollars in thousands) — — — — 192,573 Noncontrolling interest equity 282,310 289,855 334,961 985,166 252,905 Controlling interest equity 1,411,898 1,433,480 1,446,240 800,025 1,232,118 Total liabilities 1,079,166 1,163,493 1,176,191 672,805 1,232,118 Liabilities of continuing operations 601,450 665,735 571,559 209,526 178,367 Other long-term debt — — — — 595,321 Senior notes, net of unamortized discount 1,694,208 1,723,335 1,781,201 1,785,191 1,677,596 Total assets 966,504 1,029,269 1,059,366 1,198,023 1,677,596 Assets of continuing operations 616,411 703,726 719,743 927,910 987,143 Property, plant and equipment, net $ 11,355 $ 19,585 $ 23,616 $ 15,935 $ 268,316 Cash and cash equivalents 2005 2006 2007 2008 2009 December 31,

26 Other Data (dollars in thousands) 91.0 99.9 102.3 105.1 103.3 Total tons sold (millions) 6.7 8.1 8.1 8.1 10.1 Tons purchased and resold (millions) 84.3 91.8 94.2 97.0 93.2 Tons sold – total production (millions) 3.5 3.6 3.5 3.3 2.3 Tons sold – Decker mine (millions) (50% share) 80.8 88.2 90.7 93.7 90.9 Tons sold – company owned and operated mines millions) $ 173,433 $ 191,832 $ 232,324 $ 278,872 $ 395,568 EBITDA 2005 2006 2007 2008 2009 Year Ended December 31,

27 RECONCILIATION OF NON-GAAP MEASURES (dollars in thousands) $ 53,789 $ 88,340 $ 182,472 Income from continuing operations (18,050) (25,318) (68,249) Income tax provision (40,930) (20,376) (5,992) Interest expense 7,302 2,865 320 Interest income (12,212) (12,742) (12,587) Accretion (34,512) (45,989) (28,719) Amortization (80,133) (88,972) (97,869) Depreciation and depletion $ 232,324 $ 278,872 $ 395,568 EBITDA 2007 2008 2009 Year Ended December 31,